UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	00-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 19, 2010, Biovest International, Inc., a Delaware corporation (the “Company”), entered into a debtor in possession financing transaction (the “Transaction”) pursuant to which it issued an aggregate of $7.0 million in principal amount of Debtor In Possession Secured Convertible Notes (the “Notes”) and warrants to purchase shares of Company common stock (the “Warrants”) to a total of twelve accredited investors (the “Buyers”). The principal purpose of the Transaction was to satisfy the condition for confirmation of its consolidated Plan of Reorganization under Chapter 11 of Title 11, United States Code (the “Plan”) by raising additional financing prior to confirmation in order to fund initial obligations under the Plan and to support the implementation of the Plan, including to fund its operations and to provide for the advancement of its research and development efforts. On October 14, 2010, the Company’s entry into the Transaction was approved by an Interim Order of the United States Bankruptcy Court for the Middle District of Florida (Tampa Division) (the “Bankruptcy Court”), and on October 25, 2010 the Bankruptcy Court entered a final order approving the Company’s entry into the Transaction (the “Final Order”).

In connection with the Transaction, the Company and the Buyers entered into a Securities Purchase Agreement, dated October 19, 2010 (the “Purchase Agreement”), pursuant to which the Company sold and issued the Notes and Warrants to the Buyers. The following are material terms and conditions of the Notes issued pursuant to the Purchase Agreement:

•

The Notes bear interest at a rate of 7% per annum (simple interest), and interest is payable monthly in cash or, at the election of the Company and subject to specified conditions, in shares of Company common stock (or a combination of cash and shares). From and after an event of default under the Notes and for so long as the event of default is continuing, the Notes will bear default interest at a rate of 15% per annum.

•	The Notes will mature on December 15, 2010, unless exchanged for new convertible notes in the manner described below before such date.

•

At the option of the holders of the Notes, the Notes are fully or partially convertible into shares of the Company’s common stock at an initial conversion price equal $0.91. The conversion price is subject to adjustment, upon the terms set forth in the Notes, upon stock splits, reverse stock splits, or similar transactions or upon certain future equity issuances by the Company at an effective share price lower than the then-effective conversion price.

•

In the event that at any time after the issuance of the Notes the average of the daily volume weighted average price of the shares of the Company’s common stock for any 10 consecutive trading days exceeds 150% of the then-effective conversion price, the Company will have the right, subject to specified conditions, to require the holders of the Notes to convert the Notes into Company common stock at the conversion price then in effect. In connection with any such conversion, the Company is required to also pay to the holder of the converted Note an amount equal to any interest that, but for the conversion, would have accrued with respect to the principal amount of the Note that had been converted, for the period commencing on the date of the conversion through the earlier of, the one year anniversary of such conversion or the Note’s maturity date (the “Make-Whole Amount”).

•

The Company may at any time redeem all or any part of the outstanding principal amount of the Notes, provided that there is no current event of default under the Notes and, among other conditions, all shares issuable upon conversion of the Note shall have been eligible for sale without restriction and without the need for registration under federal or state securities laws. The portion of the Note subject to redemption shall be redeemed in cash at a price equal to 110% of the sum of (1) any Make-Whole Amount, and (2) the principal amount being redeemed.

The following are material terms and conditions of the Warrants issued pursuant to the Purchase Agreement:

•	The Company issued two separate Warrants to each Buyer, a Series A Warrant (the “Series A Warrants”) and a Series B Warrant (the “Series B Warrants”).

•

Each Series A Warrant entitles a Buyer to purchase from the Company a number of shares of Company common stock equal to the Buyer’s investment amount in the Transaction divided by the initial conversion price under the Notes.

•

The initial exercise price under the Series A Warrants is $1.45 per share. The exercise price is subject to adjustment, upon the terms set forth in the Series A Warrants, in the event of stock splits, reverse stock splits, or similar transactions or upon certain future equity issuances by the Company at an effective share price lower than the then-effective exercise price.

•	The Series A Warrants will be exercisable during the period of time from the date on which the Plan becomes effective (the “Effective Date”) until the seventh (7th) anniversary of the Effective Date.

•

If the weighted-average price of the Company’s common stock is less than the Series A Warrant exercise price during the period beginning on (and including) December 1, 2010 and ending on (and including) December 21, 2010, then on December 21, 2010, the exercise price for the Series A Warrant will be reduced to 120% of the weighted average price during such period, but no lower than $0.60 per share. Following any such adjustment, the number of shares of Company common stock issuable upon the exercise of such Series A Warrant shall be adjusted to a number of shares equal to .9375 multiplied by the product of (i) the exercise price in effect prior to such adjustment multiplied by (ii) the number of shares subject to the Warrant immediately prior to such adjustment, and then dividing the result by the exercise price resulting from such adjustment.

•

The Series B Warrants will give the Buyers the right to purchase that number of shares of Company common stock equal to the difference between (1) the original principal amount of the Buyer’s Note divided by $0.50, and (2) the original principal amount of the Buyer’s Note divided by $0.91; provided however, that the number of shares of Company common stock issuable upon exercise of the Series B Warrant may not exceed the Maximum Eligibility Number. The “Maximum Eligibility Number” will initially be an amount equal to zero, provided that if on December 22, 2010, 80% of the average of the weighted average price for the Company’s common stock during the preceding 21 days (the “Weighted Average Price”) is less than $0.91, the “Maximum Eligibility Number” will be equal to the difference between (1) the quotient determined by dividing (a) the aggregate principal amount of such Buyer’s Note by (b) the greater of (i) $0.50 (subject to adjustment for stock splits, stock adjustments and the like), and (ii) 80% of the Weighted Average Price, and (2) the quotient determined by dividing the aggregate principal amount of such Buyer’s Note by $0.91.

•

The exercise price of the Series B Warrants is $0.01 per share, and the Series B Warrants will expire on December 23, 2010. If, on December 22, 2010, the Maximum Eligibility Number exceeds zero, then the Series B Warrants will be deemed to be exercised by a cashless exercise on December 22, 2010, and if it does not exceed zero, then the Series B Warrants will expire.

The Notes are secured by a first priority security interest in the funds loaned to the Company in the Transaction and in the bank account containing such funds. The loan proceeds for the Notes and Warrants are payable by the Buyers into such secured account no later than the date of the Final Order. The Purchase Agreement provides that, on the Effective Date, the security interest with respect to such collateral will terminate.

The Purchase Agreement provides that, on the Effective Date and subject to specified conditions, (i) the Notes will be mandatorily exchanged pursuant to the terms of the Plan for new notes (the “Exchange Notes”) in the aggregate principal amount of the principal and accrued but unpaid interest then outstanding under the Exchange Notes, (ii) the Series A Warrants will be mandatorily exchanged pursuant to the terms of the Plan for new warrants to purchase a like number of shares of Company common stock (the “Series A Exchange Warrants”), and (iii) the Series B Warrants will be mandatorily exchanged pursuant to the terms of the Plan for new warrants to purchase a like number of shares of Company common stock (the “Series B Exchange Warrants”). The Exchange Notes will have substantially similar terms as the Notes, except that the Exchange Notes will be unsecured and will mature on the second (2nd) anniversary of the Effective Date. The Series A Exchange Warrants and Series B Exchange Warrants will have substantially the same terms and conditions of the Series A Warrants and Series B Warrants, respectively.

In connection with the Transaction, the Company also agreed to issue to Roth Capital, the placement agent in the Transaction, warrants to purchase up to 467,000 shares of the Company’s common stock at an exercise price of $1.45 per share, to expire on the seventh (7th) anniversary of the Effective Date (the “Placement Agent Warrants”). The Company’s offer and sale of the Notes, Series A Warrants, Series B Warrants, and Placement Agent Warrants (and the shares of the Company’s common stock issuable upon the conversion or exercise of the foregoing) are and will be made pursuant to the exemption provided by Rule 506 under the Securities Act of 1933, as amended. The Exchange Notes, Exchange Series A Warrants, and Exchange Series B Warrants (and the shares of the Company’s common stock issuable upon the conversion or exercise of the foregoing) will be issued pursuant to the exemption from registration provided by Section 1145 of the U.S. Bankruptcy Code, as they will be issued pursuant to the Plan as approved by the Bankruptcy Court in exchange for the Buyer’s claims under the Notes and Warrants issued to the Buyers on October 19, 2010.

The foregoing does not purport to be a complete description of the Purchase Agreement, Notes and Warrants and is qualified by reference to the full text of the Purchase Agreement, Notes and Warrants attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

a.	Press release dated October 25, 2010, by the Company, titled “Biovest Announces $7 Million Financing Required to Exit from Reorganization and Advance Key Regulatory and Commercial Strategies for BiovaxID® Cancer Vaccine”. A copy of this press release is attached as Exhibit 99-3 to this Form 8-K; and

b.	On October 21, 2010, the Debtors filed their unaudited combined monthly operating report for the period September 1, 2010 through September 30, 2010 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). Exhibit 99-4 to this Current Report on Form 8-K contains the unaudited Monthly Operating Report as filed with the Bankruptcy Court.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature constitute “forward-looking statements”. Such statements include, but are not limited to, statements about BiovaxID®, AutovaxID™, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials, the intent to treat analysis, accelerated approval and all aspects of the regulatory process. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

In reviewing the agreements included as exhibits to this report, please note that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company, its affiliates or subsidiaries or other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in any instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to persons not a party to the applicable agreement; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public files, which are available without charge through the SEC’s website at http://www.sec.gov.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Samuel S. Duffy
Samuel S. Duffy
President and General Counsel

Date: October 25, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated October 19, 2010 (the “Securities Purchase Agreement”), among Biovest International, Inc. (the “Company”) and the investors listed on the Schedule of Buyers attached thereto (the “Buyers”).

10.2	Form of Debtor in Possession Secured Convertible Note issued October 19, 2010.

10.3	Form of Series A Warrant issued October 19, 2010.

10.4	Form of Series B Warrant issued October 19, 2010.

99.1	Interim Order of the United States Bankruptcy Court Middle District of Florida Case No. 8:08-bk-17796-KRM, dated October 14, 2010.

99.2	Final Order of the United States Bankruptcy Court Middle District of Florida Case No. 8:08-bk-17796-KRM, dated October 25, 2010.

99.3	Press Release dated October 25, 2010 titled, “Biovest Announces $7 Million Financing Required to Exit from Reorganization and Advance Key Regulatory and Commercial Strategies for BiovaxID® Cancer Vaccine”.

99.4	Monthly Operating Report of Biovest International, Inc. for the period September 1, 2010 through September 30, 2010 filed in the United States Bankruptcy Court Middle District of Florida Case No. 8:08-bk-17796-KRM Document No. 56.